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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 10, 1999
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                       Anthony & Sylvan Pools Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

                                                         31-1522456
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                       220 Park Drive, Chardon, Ohio 44024
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                                 (216) 285-7946
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Securities Act registration statement file to which this form relates: 333-81643
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Item 5.  Other Events.
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         On August 10, 1999, the Agreement and Plan of Merger among Pentair,
Inc., Northstar Acquisition Company and Essef Corporation was consummated. In addition, on August 10, 1999 Anthony & Sylvan Pools Corporation registered its shares of common stock with the SEC under Section 12(g) of the Securities Exchange Act of 1934. Anthony & Sylvan has been informed by NASDAQ that its shares will be eligible for trading on the NASDAQ SmallCap Market at the opening of the market on August 11, 1999.

         Attached to this Current Report on Form 8-K as Exhibit 99 is the press release issued by Anthony & Sylvan Pools Corporation announcing the split-off off its shares from Essef Corporation to the shareholders of Essef Corporation.

Item 7.  Financial Statements and Exhibits
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Exhibit No.       Exhibit


99                Press Release of Anthony & Sylvan Pools Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Anthony & Sylvan Pools Corporation
                                                       (Registrant)


Date:  August 10, 1999                     By: /s/ Stuart D. Neidus
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                                                Stuart D. Neidus, Chairman
                                                and Chief Executive Officer